UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2004 (August 10, 2004)

Commission file number: 0-22773

NETSOL TECHNOLOGIES, INC.
(Exact name of small business issuer as specified in its charter)

NEVADA	95-4627685
(State or other Jurisdiction of	(I.R.S. Employer NO.)
Incorporation or Organization)

23901 Calabasas Road, Suite 2072, Calabasas, CA 91302
(Address of principal executive offices) (Zip Code)

(818) 222-9195 / (818) 222-9197
(Issuer's telephone/facsimile numbers, including area code)

Item 12. Results of Operations and Financial Condition.

On August 10, 2004, NetSol Technologies, Inc. issued a press release announcing that it expects to meet is financial guidance for the year ended June 30, 2004 and providing guidance for the 2005 fiscal year. The press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document field under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Exhibits

99.1 News Release August 10, 2004.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOLTECHNOLOGIES, INC.

Date:	August 10, 2004	/s/ Naeem Ghauri

NAEEM GHAURI
Chief Executive Officer

Date:	August 10, 2004	/s/ Najeeb Ghauri

NAJEEB GHAURI
Chief Financial Officer and Chairman

EXHIBIT 99.1

NEWS RELEASE DATED AUGUST 10, 2004